UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   June 5, 2003
                                                            ------------

                          Commission File Number 0-5411

                            HERLEY INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                           #23-2413500
-------------------------------                         ----------------------
(State or other jurisdiction of                        (I.R.S.  Employer
 incorporation or organization)                         Identification Number)

101 North Pointe Boulevard, Lancaster, Pennsylvania                  17601
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, including Area Code: (717) 735-8117
                                                           --------------

               3061 Industry Drive, Lancaster, Pennsylvania 17603
          --------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Earnings Release, dated June 5, 2003, announcing financial results for the third quarter and nine months ended May 4, 2003.

ITEM 9.       REGULATION FD DISCLOSURE.

         ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         In accordance with Securities and Exchange Commission Release No.33-8216, the information in this Form 8-K and the exhibit attached hereto is intended to be furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On June 5, 2003, Herley Industries, Inc. issued an earnings release announcing financial results for the third quarter and nine months ended May 4, 2003. A copy of this earnings release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HERLEY INDUSTRIES, INC
                                       ----------------------
                                              Registrant

                                   By: /s/ Anello C. Garefino
                                       ----------------------------------
                                         Anello C. Garefino
                                         Principal Financial Officer

DATE:  June 9, 2003